                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                 ___________________________________________________

                                        FORM 8
                 ___________________________________________________

                          AMENDMENT TO APPLICATION OR REPORT
                     FILED PURSUANT TO SECTION 12, 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                              PINNACLE BANC GROUP, INC.
                  (Exact name of registrant as specified in charter)

                                   AMENDMENT NO. 1

    The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on FORM 8-K as set forth in the pages attached hereto:

                      Item 7.  Financial Statements and Exhibits

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                        PINNACLE BANC GROUP, INC.



                        By  /s/ JOHN J. GLEASON, JR.
                            -------------------------------------------
                            John J. Gleason, Jr.
                            Vice Chairman and Chief Executive Officer



Dated:  December 6, 1996

    Pinnacle Banc Group, Inc. ("Pinnacle") is filing an amendment to its Form 8-K, dated September 30, 1996 and filed on October 15, 1996, which reported the acquisition of Financial Security Corp. and its subsidiary, Security Federal Savings and Loan Association of Chicago ("Security Federal"). At the time of the filing, it was impractical to provide the financial information required by
Item 7 for the acquisition. As a result, Pinnacle is filing Form 8 to provide the financial information as required.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (a)  Financial Statements of the Businesses Acquired.

         Presented as Exhibit 1 are the unaudited interim income statements of Financial Security for the nine months ended September 30, 1996 and 1995. The audited consolidated financial statements for Financial Security have been previously filed in Financial Security's Form 10-KSB for the year ended December 31, 1995, and are hereby incorporated by reference in this Form 8. At the date of the acquisition, the total assets of Security Federal were 22% of total consolidated assets of Pinnacle.

    (b)  Pro Forma Financial Information.

         Presented on the following pages is pro forma financial information for the purchase by Pinnacle on September 30, 1996 of all the 1,550,846 issued and outstanding common shares of Financial Security. The total purchase price was $44,325,712; common shares issued were 856,942 valued at $23,994,383; and the remainder was paid in cash totalling $20,331,329.

         At the date of the transaction, Financial Security was liquidated into Pinnacle and Security Federal remained a separate subsidiary of Pinnacle. No pro forma balance sheet as of September 30, 1996 is provided to reflect the acquisition as the balances of Security Federal are included in the Consolidated Balance Sheet of Pinnacle which are filed in Quarterly Report on Form 10-Q for the period ended September 30, 1996. The unaudited pro forma condensed combined statement of income for the nine months and twelve months ended September 30, 1996 and December 31, 1995, respectively, have been prepared to reflect the acquisition as it had occurred on January 1, 1996 and 1995, respectively.

         The pro forma financial information presented is not necessarily indicative of the combined financial position or results of operations if the acquisition had taken place on the date so indicated and may not necessarily be indicative of future results subsequent to the acquisition.

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                PINNACLE
                                                    FINANCIAL    PRO FORMA   POST-FINANCIAL
(IN THOUSANDS; EXCEPT PER SHARE DATA)          PINNACLE  SECURITY    ADJUSTMENTS     SECURITY
-------------------------------------------------------------------------------------------
Interest income . . . . . . . . . . . . .  $38,923   $14,719      $  (92) [A]    $52,894
                                                                    (374) [C]
                                                                    (282) [D]
Interest expense. . . . . . . . . . . . .   19,936     8,545         240  [B]     28,721
                                          ----------------------------------------------
   Net interest income. . . . . . . . . .   18,987     6,174        (988)         24,173
Provision for loan losses . . . . . . . .        0     1,350           0           1,350
                                          ----------------------------------------------
   Net interest income after provision
      for loan losses . . . . . . . . . .   18,987     4,824        (988)         22,823
Other operating income. . . . . . . . . .    5,228       824                       6,052
Net securities gains. . . . . . . . . . .      132    (1,191)                     (1,059)
Other operating expense . . . . . . . . .   18,291     7,292         428  [A]     25,974
                                                                     (37) [A]
                                          ----------------------------------------------
   Income before income taxes . . . . . .    6,056    (2,835)     (1,379)          1,842
Provision (benefit) for income taxes. . .    1,078    (1,003)       (323) [E]       (248)
                                          ----------------------------------------------
   Net Income . . . . . . . . . . . . . .  $ 4,978   $(1,832)    $(1,056)        $ 2,090
                                          ----------------------------------------------
                                          ----------------------------------------------
Earnings per share:
   Fully diluted. . . . . . . . . . . . .  $  1.14   $ (1.15)                    $  0.40
Weighted average number of
   shares outstanding:
   Fully diluted. . . . . . . . . . . . .    4,350     1,587                       5,207

                          See notes to pro forma statements.

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                PINNACLE
                                                    FINANCIAL    PRO FORMA   POST-FINANCIAL
(IN THOUSANDS; EXCEPT PER SHARE DATA)          PINNACLE  SECURITY    ADJUSTMENTS     SECURITY
-------------------------------------------------------------------------------------------
Interest income . . . . . . . . . . . .   $53,297    $21,235     $  (123) [A]    $73,533
                                                                    (537) [C]
                                                                    (339) [D]
Interest expense. . . . . . . . . . . .    25,739     12,657         387  [B]     38,783
                                          ----------------------------------------------
   Net interest income. . . . . . . . .    27,558      8,578      (1,386)         34,750
Provision  for loan losses. . . . . . .         0        100           0             100
                                          ----------------------------------------------
   Net interest income after provision
      for loan losses . . . . . . . . .    27,558      8,478      (1,386)         34,650
Other operating income. . . . . . . . .     7,225        989                       8,214
Net securities gains. . . . . . . . . .     4,731        152                       4,883
Other operating expense . . . . . . . .    23,882      7,039         571 [A]      31,443
                                                                    (49) [A]
                                          ----------------------------------------------
   Income before income taxes . . . . .    15,632      2,580     (1,908)          16,304
Provision (benefit) for income taxes. .     3,139        468       (455) [E]       3,152
                                          ----------------------------------------------
   Net income . . . . . . . . . . . . .   $12,493    $ 2,112    $(1,453)         $13,152
                                          ----------------------------------------------
                                          ----------------------------------------------
Earnings per share:
   Fully diluted. . . . . . . . . . . .   $  2.83    $  1.33                     $  2.49
Weighted average number of
   shares outstanding:
   Fully diluted. . . . . . . . . . . .     4,419      1,587                       5,276

                          See notes to pro forma statements.

 NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


    The acquisition of Financial Security by Pinnacle has been accounted for as a purchase and, as a result, certain adjustments have been made to the acquired assets and liabilities and related income and expenses of Financial Security based on estimated fair market values.

                                PRO FORMA ADJUSTMENTS

    The following table sets forth the allocation of the purchase price to the specific assets acquired:

          Acquisition price. . . . . . . . . . . . . . .   $ 44,325,712
          Less net assets of Financial Security. . . . .    (15,827,607)
                                                           ------------
          Adjusted purchase price. . . . . . . . . . . .     28,498,105
          Security Federal equity at 9/30/96 . . . . . .    (22,104,236)
                                                           ------------
          Excess of purchase price over adjusted equity .     6,393,869
          Less adjustments to reflect assets and
             liabilities at fair value:
             Termination benefits. . . . . . . . . . . .      2,231,736
             Land and buildings. . . . . . . . . . . . .      1,921,000
             Real estate mortgages . . . . . . . . . . .       (861,000)
                                                           ------------
                                                              3,291,736
          Deferred taxes . . . . . . . . . . . . . . . .     (1,119,190)
                                                           ------------
          Net purchase accounting adjustments. . . . . .      2,172,546

          Excess of cost over fair value of net assets
             acquired (goodwill) . . . . . . . . . . . .   $  8,566,415
                                                           ------------
                                                           ------------

The cash portion paid for the acquisition was incurred as follows:

    1. Conversion of certain of Security Federal's securities to fund an $8,000,000 special dividend to Pinnacle.

    2. Use of excess cash in the form of interest-bearing deposits and securities at Financial Security, in the amount of $7,085,000.

    3. The remaining was incurred as debt to Pinnacle in the amount of $5,055,000.

[A] The amortization of goodwill and other purchase accounting adjustments is as follows:

                                           Estimated
                                             Annual           Nine month
                          Estimated       Amortization       Amortization
                         Life (Years)   (Income) Expense   (Income) Expense
                        ---------------------------------------------------
Land and buildings. . .      39             $(49,000)         $(37,000)
Real estate mortgages .       7              123,000            92,000
Goodwill. . . . . . . .      15              571,000           428,000
                                         ----------------------------------
                                            $645,000          $483,000
                                         ----------------------------------
                                         ----------------------------------

[B] Pro forma interest expense on the debt incurred has been calculated based on the average rate on similar debt of Pinnacle of 6.33% for the first nine months of 1996 and 7.65% for 1995.

[C] Reflects a reduction in interest income of $374,000 based on existing rates for the first nine months of 1996 and $537,000 for 1995, on interest-bearing deposits and securities on hand used to fund the cash portion of the acquisition price.

[D] Reflects a reduction of interest income of $282,000 based on existing rates for the first nine months of 1996 and $339,000 for 1995, on securities converted to fund the cash portion of the acquisition price.

[E] Represents the tax effect at a rate of 34% of the purchase accounting adjustments, the interest expense which would result from additional debt, and reduction in interest income on interest-bearing deposits and securities.

    (c)  Exhibits.

         Included as Exhibit 1 are the unaudited interim income statements of Financial Security for the nine month periods ended September 30, 1996 and 1995.

         All other applicable exhibits have been included in the Form 8-K, dated September 30, 1996.